UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                               -----------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  May 16, 2005

                         Magellan Health Services, Inc.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                     1-6639                58-1076937
   (State or Other Jurisdiction      (Commission File         (IRS Employer
         of Incorporation)                Number)            Identification No.)

                   16 Munson Road
              Farmington, Connecticut                               06032
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (860) 507-1900

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On May 16, 2005, in connection with the secondary offering previously announced, Magellan Health Services, Inc. (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement"), by and among the Company, Magellan Holdings LP, Morgan Noble LLC and J.P. Morgan Securities Inc., as representative of the several underwriters listed on Schedule I thereto. The offering closed on May 20, 2005. The Company did not receive any of the proceeds of the sales. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.


Item 9.01.   Financial Statements and Exhibits

(c) Exhibits


  Exhibit No.       Description
  -----------       -----------

      1.1 Underwriting Agreement, dated May 16, 2005, by and among the Company, Magellan Holdings LP, Morgan Noble LLC and J.P. Morgan Securities Inc., as representative of the several underwriters listed on Schedule I thereto.

                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MAGELLAN HEALTH SERVICES, INC.


                                          By:      /s/ Mark S. Demilio
                                                  ------------------------------
                                          Name:   Mark S. Demilio
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer
Dated:  May 20, 2005

                                  Exhibit Index
                                  -------------


   Exhibit No.      Description
   -----------      -----------

      1.1 Underwriting Agreement, dated May 16, 2005, by and among the Company, Magellan Holdings LP, Morgan Noble LLC and J.P. Morgan Securities Inc., as representative of the several underwriters listed on Schedule I thereto.